CNI CHARTER FUNDS

AHA DIVERSIFIED EQUITY FUND

Supplement dated August 17, 2006 to Prospectuses dated October 1, 2005,

as supplemented on December 30, 2005 and May 30, 2006

This Supplement contains certain information contained in the Prospectuses and should be read in conjunction with the Prospectuses.

On August 10, 2006, the Board of Trustees of CNI Charter Funds approved AMBS Investment Counsel, LLC (“AMBS”) and SKBA Capital Management, LLC (“SKBA”) as additional sub-advisers to the AHA Diversified Equity Fund (the “Fund”) effective October 1, 2006. They will replace Cambiar Investors, LLC, which has resigned as sub-adviser to a portion of the Fund effective September 30, 2006. CCM Advisors, LLC continues to serve as investment adviser to the Fund, and Freeman Associates Investment Management LLC continues to serve as sub-adviser to a portion of the Fund.

The appointments of AMBS and SKBA are subject to approval by shareholders of the Fund. Further information about AMBS and SKBA will be set forth in the Fund’s proxy statement for the shareholder meeting, which will be distributed on or about August 27, 2006.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.